                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 1998

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                              1-10899               13-2744380
-------------------------------       ----------------      --------------------
(State or other jurisdiction of       (Commission File      (IRS Employer
incorporation)                        Number)               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                     11042-0020
-------------------------------                             --------------------
(Address of principal executive                             (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable

--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 2. Acquisition or Disposition of Assets

         As previously reported on Current Report on Form 8-K dated June 24, 1998 and on Current Report on Form 8-K dated August 5, 1998, on June 19, 1998, Kimco Realty Corporation (the "Company") and The Price REIT, Inc. ("Price REIT") consummated a merger (the "Merger") whereby the Company acquired control of Price REIT pursuant to an Agreement and Plan of Merger, dated as of January 13, 1998, as amended as of March 5, 1998 and May 14, 1998 (the "Merger Agreement"), among the Company, REIT Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), and Price REIT. Pursuant to the Merger, Price REIT was merged with and into Merger Sub, whereupon the separate existence of Price REIT ceased.

Item 5. Other Events

         Shopping Center Acquisitions -

         As previously reported on Current Report on Form 8-K dated May 22, 1998, certain subsidiaries of the Company acquired, in separate transactions, 15 shopping center properties comprising approximately 1.7 million square feet of gross leasable area ("GLA") in eight states for an aggregate purchase price of approximately $136.3 million, including the assumption of approximately $20.8 million in mortgage debt (the "15 Shopping Center Acquisitions"). Additionally, as previously reported on Current Report on Form 8-K dated July 8, 1998, on July 1, 1998 the Company acquired from Metropolitan Life Insurance Company 30 fee and leasehold positions consisting of 29 neighborhood and community shopping center properties and 1 office/distribution facility comprising approximately 3.8 million square feet of GLA in five states for an aggregate purchase price of $167.5 million (the "Met Life Acquisition"). Also, as previously reported on Current Report on Form 8-K dated August 5, 1998, during July 1998 the Company acquired 3 neighborhood and community shopping center properties comprising approximately 384,000 square feet of GLA in three states for an aggregate purchase price of approximately $35.3 million (the "July 1998 Acquisitions" and collectively, with the 15 Shopping Center Acquisitions and the Met Life Acquisition, the "1998 Previously Reported Acquisitions")

         This report has been filed for the purpose of providing updated pro forma financial information for (i) the 1998 Previously Reported Acquisitions and (ii) the effects of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The pro forma financial information filed herewith is as follows:

                                                                            Page

         Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998....5
         Pro Forma Condensed Consolidated Statement of Income for the Six
         Months Ended June 30, 1998............................................6
         Notes to Pro Forma Condensed Consolidated Financial Statements........7

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 gives effect to (i) the Met Life Acquisition on July 1, 1998 and (ii) the purchase of three shopping centers acquired by the Company in July 1998 (the "July 1998 Acquisitions"), as if these acquisitions had occurred as of June 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1998 reflects the historical results of the Company adjusted to give effect to (i) the 1998 Previously Reported Acquisitions, which include the 15 Shopping Center Acquisitions, the Met Life Acquisition and the July 1998 Acquisitions, and (ii) the Merger, which was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, as if these transactions had occurred as of January 1, 1998.

The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of the Company. These pro forma financial statements may not be indicative of the results that would have actually occurred if the 1998 Previously Reported Acquisitions and the Merger had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The financial statements should be read in conjunction with the Company's unaudited condensed consolidated financial statements as of June 30, 1998 and for the six months then ended (which are included in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1998) and the accompanying notes thereto.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1998

                               -----------------
                                  (Unaudited)

                                                                                           Pro Forma Adjustments
                                                                                           ---------------------
                                                                                                 Met Life and
                                                                                 Kimco            July 1998
                                                                               Historical        Acquisitions        Pro Forma
                                                                            ---------------    ----------------   ---------------
Assets:

  Real estate, net of accumulated depreciation                              $ 2,311,122,932    $   202,825,000    $ 2,513,947,932
  Investment in retail store leases                                              15,220,823                  -         15,220,823
  Cash and cash equivalents                                                      33,921,947         (5,325,000)        28,596,947
  Accounts and notes receivable                                                  24,806,498                  -         24,806,498
  Other assets                                                                  143,714,737                  -        143,714,737
                                                                            ---------------    ---------------    ---------------
                                                                            $ 2,528,786,937    $   197,500,000    $ 2,726,286,937
                                                                            ===============    ===============    ===============

Liabilities:

  Notes payable                                                             $   715,250,000    $   197,500,000    $   912,750,000
  Mortgages payable                                                             215,236,686                  -        215,236,686
  Other liabilities, including minority interests
     in partnerships                                                            112,506,756                  -        112,506,756

                                                                            ---------------    ---------------    ---------------
                                                                              1,042,993,442        197,500,000      1,240,493,442
                                                                            ---------------    ---------------    ---------------

Stockholders' Equity:

  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                         300,000                  -            300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                         200,000                  -            200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                         400,000                  -            400,000
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares
      Issued and outstanding 429,159 shares                                         429,159                  -            429,159
      Aggregate liquidation preference $107,289,750
  Class E  Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                               65,000                  -             65,000
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 55,446,111 shares                                      554,461                  -            554,461
  Paid-in capital                                                             1,597,131,335                  -      1,597,131,335
  Cumulative distributions in excess of net income                             (113,286,460)                 -       (113,286,460)

                                                                            ---------------    ---------------    ---------------
                                                                              1,485,793,495                  -      1,485,793,495

                                                                            ---------------    ---------------    ---------------
                                                                            $ 2,528,786,937    $   197,500,000    $ 2,726,286,937
                                                                            ===============    ===============    ===============



         The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                        -------------------------------
                                  (Unaudited)

                                                                              Pro Forma Adjustments
                                                                         -----------------------------
                                                                         1998 Previously
                                                            Kimco           Reported       Price REIT
                                                          Historical      Acquisitions     Acquisition        Pro Forma
                                                        -------------    ----------------  -----------     ------------
   Revenues from rental property                        $ 132,452,630    $  15,722,647    $  45,526,846    $ 193,702,123
                                                        -------------    -------------    -------------    -------------

   Rental property expenses:
   Rent                                                     5,558,711                -          820,546        6,379,257
   Real estate taxes                                       18,309,425          545,052        4,906,401       23,760,878
   Interest                                                23,411,176        7,000,982       10,863,396       41,275,554
   Operating and maintenance                               13,920,139          800,805        3,512,059       18,233,003
   Depreciation and amortization                           18,890,684        2,819,346        9,492,014       31,202,044
                                                        -------------    -------------    -------------    -------------
                                                           80,090,135       11,166,185       29,594,416      120,850,736
                                                        -------------    -------------    -------------    -------------
        Income from rental property                        52,362,495        4,556,462       15,932,430       72,851,387
   Income from investment in retail store leases            1,828,248                -                -        1,828,248
                                                        -------------    -------------    -------------    -------------
                                                           54,190,743        4,556,462       15,932,430       74,679,635

   Management fee income                                    1,531,293                -          338,085        1,869,378
   General and administrative expenses                     (7,004,659)               -       (1,743,065)      (8,747,724)
   Other income (expenses), net                             3,395,054         (460,428)         871,211        3,805,837
                                                        -------------    -------------    -------------    -------------
        Income before gain on sale of shopping center      52,112,431        4,096,034       15,398,661       71,607,126

   Gain on sale of shopping center property                   901,249                -                -          901,249
                                                        -------------    -------------    -------------    -------------
       Net income                                       $  53,013,680    $   4,096,034    $  15,398,661    $  72,508,375
                                                        =============    =============    =============    =============
       Net income applicable to common shares           $  43,360,206    $   4,096,034    $   9,313,919    $  56,770,159
                                                        =============    =============    =============    =============
       Net income per common share
          Basic                                                 $1.03                                              $1.06
                                                               ======                                              =====
          Diluted                                               $1.01                                              $1.05
                                                               ======                                              =====


         The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.    Basis of Presentation

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 gives effect to (i) the Met Life Acquisition on July 1, 1998 and (ii) the purchase of three shopping centers acquired by the Company in July 1998 (the "July 1998 Acquisitions"), as if these acquisitions had occurred as of June 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1998 reflects the historical results of the Company adjusted to give effect to (i) the 1998 Previously Reported Acquisitions, which include the 15 Shopping Center Acquisitions, the Met Life Acquisition and the July 1998 Acquisitions, and (ii) the Merger, which was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, as if these transactions had occurred as of January 1, 1998.

2.    Pro Forma Adjustments

(i) With respect to the 1998 Previously Reported Acquisitions:

     A. The adjustment to interest expense relates to the issuance of the $130.0 million medium-term notes and the additional borrowings of $67.5 million under the Company's unsecured revolving credit facility.

     B. The adjustments to other income (expenses), net relates to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1998 and (ii) the preferred return applicable to the partnership unitholders in connection with one of the 1998 Previously Reported Acquisitions.

     C. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively for the fee simple properties and to building (100%) for the properties subject to ground leases.

 (ii) With respect to the Price REIT Merger:

      The Price REIT Acquisition column in the accompanying Pro Forma Condensed Consolidated Statement of Income includes the results of Price REIT for the period from January 1, 1998 to June 19, 1998 adjusted for the results of Price REIT's 1998 pre-merger acquisitions as if those acquisitions had occurred at January 1, 1998. Additionally, the Price REIT Acquisitions column has been adjusted for the following:

     A. The adjustment to depreciation and amortization results from the net increase in real estate owned as a result of recording the acquired Price REIT real estate assets at fair value versus historical cost. Depreciation is computed on the straight-line method based upon an estimated useful life of 39 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

         Pro forma adjustments to depreciation of real estate for the six months ended June 30, 1998 are as follows:

                                                                                Six Months Ended
                                                                                  June 30, 1998
                                                                                     (000's)
                                                                                ----------------
               Depreciation expense based upon an estimated useful life of
                 39 years                                                          $9,286
               Less: Price REIT depreciation of real estate owned based
                 upon an estimated useful life of 15 to 25 years                   (9,722)
                                                                                   ------
               Depreciation and amortization Pro Forma adjustment                   ($436)
                                                                                   ------

     B. The adjustment to general and administrative expenses reflects the net estimated reduction of those costs which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                                                Six Months Ended
                                                                                June 30, 1998
                                                                                   (000's)
                                                                                ----------------
               Net reduction in salary and benefit costs                            $ 350
               Net reduction in duplication of public company expenses                300
               Net reduction in directors and officers' insurance and
                 directors fees                                                       100
                                                                                    -----
               General and administrative Pro Forma adjustment                      $ 750
                                                                                    -----

     C. During April 1996, the Company and Price REIT formed a partnership to purchase a property in Phoenix, AZ. The Company had consolidated this partnership for financial reporting purposes and Price REIT had recorded their interest using the equity method. The adjustments of $35,858 to Equity in income of real estate joint ventures, net and Minority interest in partnerships both included in Other income (expenses), net reflect the elimination of the partnership accounting for this partnership as a result of the Merger, for the six months ended June 30, 1998.

     D.   Weighted average number of shares outstanding-

         The pro forma weighted average number of common shares outstanding for the six months ended June 30, 1998 are computed as follows:

                                                                              Six Months Ended
                                                                                June 30, 1998
                                                                                   (000's)
                                                                              ----------------
         Kimco's historical weighted average number of shares
           outstanding                                                              42,279
         Add: Incremental weighted average number of shares assumed to be issued and outstanding in connection with the Merger
           as if the Merger had occurred January 1, 1998                            11,132
                                                                                    ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Basic)                                                      53,411
         Effect of Dilutive Securities- Stock options                                  561
                                                                                    ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Diluted)                                                    53,972
                                                                                    ------

The effect of the conversion of the Company's Class D Convertible Preferred Stock would have an anti-dilutive effect upon net income per common share. Accordingly, the impact of such conversion has not been included in the determination of diluted earnings per common share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kimco Realty Corporation
                                                ------------------------
                                                       Registrant

Date:    August 15, 1998

                                                By: /s/ Michael V. Pappagallo
    -------------------------
                                                Michael V. Pappagallo
                                                Chief Financial Officer